Exhibit 99.2
                                 ------------
                 Computational Materials and/or ABS Term Sheets

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

                 Class AF-1A Available Funds Rate Schedule (1)
                 ---------------------------------------------

---------------------------------------------------------------------
                        Available Funds            Available Funds
    Period                   Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                          (3)
       1                     6.301                        6.301
       2                     6.504                        9.000
       3                     6.505                        9.000
       4                     6.722                        9.000
       5                     6.505                        9.000
       6                     6.722                        9.000
       7                     6.506                        9.000
       8                     6.506                        9.000
       9                     7.203                        9.000
       10                    6.506                        9.000
       11                    6.722                        9.000
       12                    6.443                        9.000
       13                    6.658                        9.000
       14                    6.443                        9.000
       15                    6.443                        9.000
       16                    6.658                        9.000
       17                    6.443                        9.000
       18                    6.658                        9.000
       19                    6.443                        9.000
       20                    6.443                        9.000
       21                    7.134                        9.000
       22                    6.443                        9.000
       23                    6.657                        9.000
-----------------------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


                 Class 2-AV Available Funds Rate Schedule (1)
                 --------------------------------------------

---------------------------------------------------------------------
                        Available Funds            Available Funds
    Period                   Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                        (3)
      1                      6.467                      6.467
      2                      6.675                     10.000
      3                      6.675                     10.000
      4                      6.897                     10.000
      5                      6.675                     10.000
      6                      6.904                     10.000
      7                      6.681                     10.000
      8                      6.681                     10.000
      9                      7.397                     10.000
      10                     6.681                     10.000
      11                     6.905                     10.000
      12                     6.689                     10.000
      13                     6.911                     10.000
      14                     6.688                     10.000
      15                     6.693                     10.000
      16                     6.916                     10.000
      17                     6.694                     10.000
      18                     6.923                     10.000
      19                     6.758                     10.000
      20                     6.790                     10.000
      21                     7.581                     10.000
      22                     6.858                     10.000
      23                     7.376                     10.000
      24                     7.148                     10.000
      25                     7.384                     10.000
      26                     7.147                     10.000
      27                     7.154                     10.000
      28                     7.396                     10.000
      29                     7.340                     10.000
      30                     7.589                     10.000
      31                     7.342                     10.000
      32                     7.334                     10.000
      33                     7.840                     10.000
      34                     7.389                     10.000
      35                     8.372                     10.000
      36                     8.681                     10.000
      37                     8.973                     10.000
      38                     8.686                     10.000
      39                     8.689                     10.000
      40                     8.989                     10.000
      41                     9.191                     10.000
      42                     9.958                     10.755
      43                     9.637                     10.416
      44                     9.637                     10.418
      45                    10.669                     11.546
      46                     9.637                     10.451
      47                     9.967                     11.464
      48                     9.654                     11.586
      49                     9.976                     11.973
      50                     9.654                     11.587
      51                     9.654                     11.588
      52                     9.976                     11.995
      53                     9.654                     12.142
      54                     9.976                     13.051
      55                     9.654                     12.630
      56                     9.655                     12.630
      57                    10.689                     13.984
      58                     9.655                     12.634
      59                     9.977                     13.358
      60                     9.655                     13.232
      61                     9.977                     13.673
      62                     9.655                     13.232
      63                     9.655                     13.232
      64                     9.977                     13.674
      65                     9.656                     13.233
      66                     9.977                     13.674
      67                     9.656                     13.233
      68                     9.656                     13.233
      69                    10.690                     14.650
      70                     9.656                     13.233
      71                     9.977                     13.674
      72                     9.656                     13.233
      73                     9.978                     13.674
      74                     9.656                     13.233
      75                     9.656                     13.233
      76                     9.978                     13.675
      77                     9.656                     13.233
      78                     9.978                     13.675
      79                     9.656                     13.233
      80                     9.656                     13.233
      81                    10.322                     14.146
      82                     9.656                     13.233
      83                     9.978                     13.675
      84                     9.656                     13.234
---------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


                 Class 3-AV Available Funds Rate Schedule (1)
                 --------------------------------------------

---------------------------------------------------------------------
    Period              Available Funds            Available Funds
                           Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                        (3)
      1                      6.230                      6.230
      2                      6.431                      9.000
      3                      6.431                      9.000
      4                      6.645                      9.000
      5                      6.432                      9.000
      6                      6.652                      9.000
      7                      6.437                      9.000
      8                      6.437                      9.000
      9                      7.127                      9.000
      10                     6.444                      9.000
      11                     6.660                      9.000
      12                     6.451                      9.000
      13                     6.670                      9.000
      14                     6.454                      9.000
      15                     6.454                      9.000
      16                     6.670                      9.000
      17                     6.456                      9.000
      18                     6.687                      9.000
      19                     6.483                      9.000
      20                     6.486                      9.000
      21                     7.224                      9.000
      22                     6.550                      9.000
      23                     6.991                      9.000
      24                     6.916                      9.000
      25                     7.146                      9.500
      26                     6.914                      9.500
      27                     6.929                      9.500
      28                     7.162                      9.500
      29                     7.087                      9.500
      30                     7.446                      9.500
      31                     7.205                      9.500
      32                     7.199                      9.500
      33                     7.710                      9.500
      34                     7.226                      9.500
      35                     7.931                      9.500
      36                     8.446                      9.500
      37                     8.730                     10.500
      38                     8.450                     10.500
      39                     8.454                     10.500
      40                     8.741                     10.500
      41                     8.790                     10.500
      42                     9.757                     10.549
      43                     9.442                     10.500
      44                     9.442                     10.500
      45                    10.454                     11.324
      46                     9.443                     10.500
      47                     9.793                     11.039
      48                     9.525                     11.424
      49                     9.842                     11.805
      50                     9.525                     11.500
      51                     9.525                     11.500
      52                     9.842                     11.817
      53                     9.525                     11.781
      54                     9.842                     12.868
      55                     9.525                     12.453
      56                     9.525                     12.453
      57                    10.545                     13.789
      58                     9.525                     12.456
      59                     9.842                     13.069
      60                     9.525                     13.065
      61                     9.842                     13.501
      62                     9.525                     13.065
      63                     9.525                     13.065
      64                     9.842                     13.501
      65                     9.525                     13.065
      66                     9.842                     13.501
      67                     9.525                     13.065
      68                     9.525                     13.065
      69                    10.546                     14.465
      70                     9.525                     13.065
      71                     9.843                     13.501
      72                     9.525                     13.065
      73                     9.843                     13.501
      74                     9.525                     13.065
      75                     9.525                     13.065
      76                     9.843                     13.501
      77                     9.525                     13.065
      78                     9.843                     13.501
      79                     9.525                     13.065
      80                     9.525                     13.065
      81                    10.182                     13.967
      82                     9.525                     13.065
      83                     9.843                     13.501
      84                     9.525                     13.066
---------------------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

          Floating Rate Subordinate Available Funds Rate Schedule (1)
          -----------------------------------------------------------

---------------------------------------------------------------------
    Period              Available Funds            Available Funds
                           Rate (%)                   Rate (%)
---------------------------------------------------------------------
                              (2)                        (3)
      1                      6.382                      6.382
      2                      6.588                      8.500
      3                      6.587                      8.500
      4                      6.806                      8.500
      5                      6.588                      8.500
      6                      6.814                      8.500
      7                      6.594                      8.500
      8                      6.594                      8.500
      9                      7.300                      8.500
      10                     6.596                      8.500
      11                     6.817                      8.500
      12                     6.603                      8.500
      13                     6.825                      8.500
      14                     6.604                      8.500
      15                     6.607                      8.500
      16                     6.828                      8.500
      17                     6.609                      8.500
      18                     6.839                      8.500
      19                     6.660                      8.500
      20                     6.681                      8.500
      21                     7.453                      8.500
      22                     6.748                      8.500
      23                     7.238                      8.500
      24                     7.065                      8.500
      25                     7.299                      9.500
      26                     7.064                      9.500
      27                     7.074                      9.500
      28                     7.312                      9.500
      29                     7.249                      9.500
      30                     7.538                      9.500
      31                     7.293                      9.500
      32                     7.285                      9.500
      33                     7.793                      9.500
      34                     7.330                      9.500
      35                     8.214                      9.500
      36                     8.597                      9.500
      37                     8.886                     10.500
      38                     8.602                     10.500
      39                     8.605                     10.500
      40                     8.901                     10.500
      41                     9.049                     10.500
      42                     9.887                     10.682
      43                     9.568                     10.500
      44                     9.568                     10.500
      45                    10.593                     11.468
      46                     9.568                     10.500
      47                     9.906                     11.314
      48                     9.609                     11.529
      49                     9.929                     11.912
      50                     9.609                     11.528
      51                     9.609                     11.531
      52                     9.929                     11.930
      53                     9.609                     12.011
      54                     9.928                     12.985
      55                     9.607                     12.566
      56                     9.608                     12.566
      57                    10.637                     13.913
      58                     9.608                     12.569
      59                     9.928                     13.254
      60                     9.608                     13.172
      61                     9.928                     13.611
      62                     9.608                     13.172
      63                     9.608                     13.172
      64                     9.929                     13.611
      65                     9.608                     13.172
      66                     9.929                     13.611
      67                     9.608                     13.172
      68                     9.608                     13.172
      69                    10.638                     14.583
      70                     9.608                     13.172
      71                     9.929                     13.611
      72                     9.608                     13.172
      73                     9.929                     13.611
      74                     9.608                     13.172
      75                     9.608                     13.173
      76                     9.929                     13.612
      77                     9.609                     13.173
      78                     9.929                     13.612
      79                     9.609                     13.173
      80                     9.609                     13.173
      81                    10.271                     14.081
      82                     9.609                     13.173
      83                     9.929                     13.612
      84                     9.609                     13.173
---------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.090%, 6-Month LIBOR stays at 3.510%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.